UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2004

MISSISSIPPI CHEMICAL CORPORATION
(Exact name of Registrant as specified in its charter)

Mississippi (State or other jurisdiction of incorporation)	001-12217 (Commission File Number)	64-0292638 (I.R.S. Employer Identification Number)
3622 Highway 49 East Yazoo City, Mississippi (Address of principal executive offices)		39194 (Zip code)

Registrant's telephone number, including area code: (662) 746-4131

Not Applicable
(Former name or former address, if changed since last report)

Item 5.  Other Events.

     On March 25, 2004, the Registrant issued the Press Release attached hereto as Exhibit 99 regarding the closure of its melamine/urea production facility and its No. 1 ammonia plant by its Triad Nitrogen, L.L.C. and Melamine Chemicals, Inc. subsidiaries in Donaldsonville, Louisiana.

Item 7.  Financial Statements and Exhibits.

     (c)    Exhibits.

Exhibit Number	Description
99	Press Release dated March 25, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                MISSISSIPPI CHEMICAL CORPORATION

                                                                                By:     /s/ Timothy A. Dawson
                                                                                Name: Timothy A. Dawson
                                                                                Title: Senior Vice President and Chief Financial Officer

Date:     March 29, 2004

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated March 25, 2004.